Exhibit 99.2

Goodrich Corporation Second Quarter 2009 Results July 23, 2009

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's July 23, 2009 Second Quarter 2009 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Market, Financial and Operational Highlights

2009-2011 Market Outlook April vs. Current April Outlook Current Outlook Comments 2009 / 2010 / 2011 2009 / 2010 / 2011 Comments GDP 2009 @(1.3%) 2010 @ 1.9% More recovery in 2011 (1.4%) / 2.5% / 4.3% IMF data Large OE Build 2009 @ ~960 - 970 2010 - Lower 777 rates announced, potential for lower rates on other models 2009 @ ~960 - 970 2010 - Lower 777 rates announced, potential for lower rates on other models Potential for lower rates; 787 delays will impact 2010/2011 ASM's 2009 @ -5 - 8% 2010 @ approximately flat Recovery in 2011 2009 @ -5 - 8% 2010 @ approximately flat Recovery in 2011 Consistent with IATA forecast for 2009 Military/Space Growth Goodrich growth expected to be ~8% Goodrich growth expected to be ~12% in 2009 President's budget proposal provides support to helicopters and ISR programs

GOODRICH

2009-2011 Commercial Aftermarket Outlook
April vs. Current

	April Outlook	Current Outlook	Comments
Freight Traffic	Demand down 25% in first 3 months of 2009	Demand down >20% in first 5 months of 2009	May freight traffic down 17%, better than any other month in 2009
Business Jets	Decline in all sizes, total decline significantly in excess of original estimates Flight hours down >20%	Decline in all sizes, total decline of ~50% Flight hours down >20%	Environment significantly worse than planned
Parked Newer Aircraft	Approximately 200 total A320's, 737NG's currently parked. Appear to be taking longer to return to service	Approx. 172 total A320's, 737NG's currently parked	114 parked A320's, up from 93 in Dec 2008; 58 parked 737NG's; A/C being parked before maintenance events
Aircraft Cycles	Airlines with only newer aircraft forced to decrease cycles to reduce capacity	Airlines with only newer aircraft forced to decrease cycles to reduce capacity	Biggest impact may be in Asia

5

2009 Market Outlook Second Quarter 2009 Summary Observations Aftermarket Sales continued to decline in the second quarter Second half of 2009 expected to be slightly higher than the first half Parked A320's remain at more than 100 airplanes Airlines cutting capacity through lower cycles on in-production aircraft Regional/Business & Freighter markets materially worse than 2008 Business & freighter capacity not included in ASM metric Military & Space sales continue to be robust Strong, double-digit growth rates in Nacelle and Interior Systems and Electronic Systems Helicopter and ISR programs showing significant growth

Second Quarter 2009 Highlights Acquired Cloud Cap Technology Proprietary products for small unmanned aerial vehicles Enhances Goodrich ISR capabilities Selected by Airbus to supply additional key components for the A350 XWB External video system Advanced cabin attendant seats Previously selected to supply nacelles and thrust reversers, wheels and brakes, air data system and ice detection system Opened new facility in Tianjin, China to support nacelle and thrust reverser original equipment and maintenance activities Support engine buildup and podding work for Airbus A320 final assembly line Support customers with aftermarket products and services

Second Quarter 2009 Results Second quarter 2009 sales of $1,700 million decreased 8 percent compared to second quarter 2008 sales of $1,849 million Compared to the second quarter 2008, sales were reduced by a total of approximately $91 million for impacts of FX and formation of the engine controls JV with Rolls-Royce Second quarter 2009 net income per diluted share of $1.40 decreased 3 percent compared to second quarter 2008 net income per diluted share of $1.45 Includes income from discontinued operations of approximately $0.25 per diluted share primarily related to resolution of past environmental claim, part of which was included in the company's prior outlook Second quarter 2009 total segment operating income margin was 16.0 percent, compared to 17.1 percent in the second quarter 2008 Higher 2009 pension expense reduced second quarter 2009 margins by 1.2%, compared to second quarter 2008 Net cash provided by operating activities, minus capital expenditures, of $69 million

Full Year 2009 Outlook Sales outlook of approximately $6.9 billion - a decrease of approximately 2 - 3% compared to 2008 results Large commercial OE sales expected to be approximately flat Regional, business and general aviation OE sales expected to decrease by more than 25% Large commercial, regional business and general aviation aftermarket sales expected to decrease 8 - 10% Double digit decreases in sales supporting freighters and regional, business and general aviation airplanes Sales outlook includes unfavorable sales impacts, compared to 2008, of: Approximately $163 million (2% of sales) related to foreign currency exchange rate impacts, and Approximately $125 million (2% of sales) related to the formation of the Rolls-Royce engine controls joint venture Outlook for net income per diluted share of $4.60 - $4.75, including: Higher pension expense of $0.51 per share, compared to 2008 pension expense Income from discontinued operations of approximately $0.25 per diluted share primarily related to resolution of a past environmental claim, $0.10 - $0.15 of which was included in prior outlook Net cash provided by operating activities, minus capital expenditures, expected to be greater than 75% of net income from continuing operations

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 2nd Qtr 2009 2nd Qtr 2008 Change Sales $1,700 $1,849 (8%) Segment operating income $272 $317 (14%) - % of Sales 16.0% 17.1% -1.1% Net Income $177 $187 (5%) Net Income per Diluted Share $1.40 $1.45 (3%) Second Quarter 2009 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) First Half 2009 First Half 2008 Change Sales $3,396 $3,594 (6%) Segment operating income $564 $619 (9%) - % of Sales 16.6% 17.2% -0.6% Net Income $347 $345 1% Net Income per Diluted Share $2.74 $2.68 2% First Half 2009 - Financial Summary Year-over-Year Performance

Second Quarter 2009 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Per Diluted Share Second Quarter 2008 - Net Income $1,849 $187 $1.45 Overall volume, cost containment, efficiency, mix, share count, other ($58) ($25) ($0.18) Discontinued Operations - resolution of past environmental claim $31 $0.25 Increased pension expense ($13) ($0.11) Decreased R&D expenditures $8 $0.07 Share-based compensation ($7) ($0.05) Increased Interest and Other income (expense) ($4) ($0.03) Sales impact of FX and formation of JV ($91) N/A N/A Second Quarter 2009 - Net Income $1,700 $177 $1.40

Second Quarter 2009 Year-over-Year Segment Results 2nd Quarter 2009 2nd Quarter 2008 Change Change Dollars in Millions 2nd Quarter 2009 2nd Quarter 2008 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $ 637.2 $ 595.2 $ 467.3 $1,699.7 $ 689.6 $ 665.1 $ 494.6 $1,849.3 ($ 52.4) ($ 69.9) ($ 27.3) ($ 149.6) (8%) (11%) (6%) (8%) Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $ 62.8 $135.2 $ 73.9 $271.9 $ 84.5 $ 160.7 $ 71.5 $ 316.7 ($ 21.7) ($ 25.5) $ 2.4 ($ 44.8) (26%) (16%) 3% (14%) Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 9.9% 22.7% 15.8% 16.0% 12.3% 24.2% 14.5% 17.1% N/A N/A N/A N/A -2.4% -1.5% +1.3% -1.1%

Summary Cash Flow Information Item (Dollars in Millions) 2nd Quarter 2009 2nd Quarter 2008 Net Income $177 $187 Depreciation and Amortization $64 $63 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($74) ($124) Deferred income taxes and taxes payable $71 $14 Pension Contributions - worldwide ($152) ($12) All other $22 $41 Cash Flow from Operations $108 $169 Capital Expenditures ($39) ($62)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 9 17 7 28 5 12 16 6 First Half 2009 Sales by Market Channel Total Sales $3.396 Billion Large Commercial Aircraft Aftermarket 28% Regional, Business & General Aviation Aftermarket 5% Boeing Commercial OE 9% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 28% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 7% Total Commercial Aftermarket 33% Total Commercial OE 33% Total Defense and Space 28%

Sales by Market Channel 2009 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 2Q 2009* vs. 2Q 2008 2Q 2009* vs. 1Q 2009 First Half 2009** vs. First half 2008 Boeing and Airbus - OE Production Aircraft Deliveries (7%) 8% (7%) Regional, Business & General Aviation - OE Aircraft Deliveries (32%) (19%) (18%) Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size (16%) (5%) (12%) Defense and Space - OE and Aftermarket US, UK Defense Budgets 11% 7% 11% Other IGT, Other (11%) (4%) (8%) Goodrich Total Sales (8%) 0% (Flat) (6%) *Includes unfavorable sales impacts, compared to 2Q2008, of approximately $91 million related to foreign currency exchange rate impacts and lower sales resulting from the formation of the Rolls-Royce engine controls joint venture ** Includes unfavorable sales impacts, compared to First Half 2008, of approximately $193 million related to foreign currency exchange rate impacts and lower sales resulting from the formation of the Rolls-Royce engine controls joint venture

2009 Outlook

2009 Sales Expectations By Market Channel Full Year 2008 Sales Mix Market 2008 Goodrich Growth 2009 Goodrich Expected Growth 9% 16% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 7% Up Slightly 9% Regional/Bus/GA OE (Weighted) 23% >(25%) 36% Aftermarket (Commercial/ Regional/Bus/GA) 9% (8 - 10%) 25% Defense and Space OE and Aftermarket 11% 12% 5% Other 16% ~(6%) 100% Total 10% (2 - 3%)* *Includes unfavorable sales impacts, compared to 2008, of approximately $163 million, or 2 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $125 million related to the formation of the Rolls-Royce engine controls joint venture

Actual 2008 Estimate 2009 B/(W) Sales $7.1B ~$6.9B* (2 - 3%) Diluted EPS - Reported $5.35 $4.60 - $4.75 (11 - 14%) Net cash provided by operating activities, minus capital expenditures, as a percent of income from continuing operations 75% >75% N/A Capital Expenditures $285 $200 - $220 ($65 - $85) Effective Tax Rate 30% ~29 - 30% N/A 2009 Outlook Summary ($M) *Includes unfavorable sales impacts, compared to 2008, of approximately $163 million, or 2 percent of sales, related to foreign currency exchange rate impacts and lower sales of approximately $125 million related to the formation of the Rolls-Royce engine controls joint venture